UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

MasterCard Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32877	13-4172551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Purchase Street Purchase, New York		10577
(Address of principal executive offices)		(Zip Code)

(914) 249-2000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

MasterCard Incorporated (the “Company”) disclosed in its proxy statement, filed with the U.S. Securities and Exchange Commission on April 25, 2013, that The Goldman Sachs Group, Inc. (“Goldman Sachs”) received payments from the Company in 2011 and 2012 for approximately $230,000 in the aggregate with respect to asset management services. Effective May 31, 2013, following a discussion of the proxy statement with a proxy advisory firm, the Company discontinued those services (subject to customary wind-down activities) and is shifting the services to a comparable provider.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date: May 31, 2013	By	/s/ Bart S. Goldstein
Bart S. Goldstein Corporate Secretary and Senior Associate General Counsel